EXHIBIT 99.1

PRESS RELEASE OF VINTAGE WINE ESTATES, INC. DATED APRIL 3, 2024

News Release

205 Concourse Boulevard | Santa Rosa, CA 95403

For Immediate Release

Vintage Wine Announces Forbearance Agreement Extension with Lenders

SANTA ROSA, CA, April 3, 2024 – Vintage Wine Estates, Inc. (Nasdaq: VWE and VWEWW) (“VWE” or the “Company”) today announced that the Company and its lender group have amended the forbearance agreement dated February 28, 2024 to extend the forbearance period to May 15, 2024. The lenders have also agreed to the deferral of the $10 million principal payment previously due at March 31, 2024 to May 15, 2024.

Kristina Johnston, Chief Financial Officer, commented, “We are continuing productive discussions with our lenders as we work to advance potential asset sales, the monetization of inventory and cost reductions. We believe we have presented a viable business plan that transforms VWE into a much simpler business focused on a sustainable core of Super Premium+ priority brands which, importantly, can generate cash. The extension of the forbearance agreement provides additional time for further discussions with the lenders regarding an amended lending agreement as we execute on our plans.”

Under the amended forbearance agreement, the lender group has agreed to not exercise any rights and remedies until May 15, 2024, so long as the Company complies with the terms of the forbearance agreement as amended and otherwise remains in compliance with the Second A&R Loan and Security Agreement.

About Vintage Wine Estates, Inc.

Vintage Wine Estates brings to market a unique portfolio of cider and Super Premium+ wines at $15+ per bottle. The Company focuses on building enduring and differentiated brands that resonate with consumers to generate increasing organic demand in the U.S. It leverages brand-affiliated wine clubs, tasting rooms, and owned ecommerce sites in conjunction with deep wholesale relationships to offer consumers a holistic, omnichannel experience. VWE’s ambition is to be one of the fastest growing players in the branded wine space with best-in-class profitability and consistent cash generation to create value for all stakeholders. The Company is doubling down on a culture that is uniquely consumer-centric and intensely data-driven in service of over fifteen core wine brands spanning approachably priced lifestyle labels and high-scoring premium brands.

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “believe,” “intent,” “may,” “plan,” “should,” “can,” “expect,” “continue,” “working,” “will,” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements related to business plans and strategies; the ability of the company to monetize non-core assets and for such monetization to generate cash to reduce debt and optimize operations; the timing and expectations related to the sales process including the work to sell stand-along DTC operations, certain production service businesses, and other non-core assets including through indications of interests, bids, and the non-binding letter of intent; the ability of the Company to simplify its business and for such simplification to allow it to leverage its human and financial resources; the ability of the Company to restructure its foundation and for such foundation to support faster growth and deliver profitability; the ability of the company to remain in compliance with the forbearance agreement and cure its events of default before the term of the amended forbearance agreement; the ability of and timing related to VWE entering into an amendment to its credit agreement with its lenders. These statements are based on various assumptions, whether or not identified in this news release, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on by any investor as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the

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Vintage Wine Estates Announces Forbearance Extension Agreement with Lenders
April 3, 2024

Company’s ability to continue as a going concern; the Company’s ability to deleverage within the anticipated time frame or at all and its ability to achieve its cash flow forecasts and regain and remain in compliance with the covenants in its credit agreement, or satisfy its other contractual arrangements, including the amended forbearance agreement with its lenders; the ability of the Company to regain compliance with Nasdaq continued listing requirements; the Company’s limited experience operating as a public company; the time and expense associated with any necessary remediation of control deficiencies; the ability of the Company to effectively execute its strategic plans to reimagine the Company; the ability of the Company to retain key personnel; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; the potential adverse effects of pandemics, or other outbreaks that could disrupt VWE’s business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this news release. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

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Investor Contact: Deborah K. Pawlowski, Kei Advisors LLC dpawlowski@keiadvisors.com Phone: 716.843.3908